AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 2000

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 6, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                             LEGEND PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                                      1-9885                                36-3465359
(STATE OR OTHER JURISDICTION OF INCORPORATION)           (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)

             3755 7TH TERRACE, SUITE 301, VERO BEACH , FLORIDA 32960
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (561) 778-0180
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

On January 6, 2000, Legend Properties, Inc. (the "Registrant") announced that its Board of Directors has approved the offer from RGI Holdings, Inc. ("Holdings") for the merger of the Registrant with a wholly-owned subsidiary of Holdings. Pursuant to the offer, Holdings will acquire all of the outstanding shares of the Registrant's common stock, not currently held by Holdings, for $0.50 per share in cash. Holdings currently holds approximately 80% of Legend's common stock. A copy of the press release issued by the Registrant on January 6, 2000 is included as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements.    Not Applicable

(b)    Pro Forma Financial Information.     Not Applicable.

(c)    Exhibits

          99.1        Press Release of the Registrant dated January 6, 2000.
          99.2        Agreement and Plan of Merger dated January 6, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 12, 2000





                             LEGEND PROPERTIES, INC.
                                  (Registrant)


              By:  /s/       ROBERT B. CAVOTO
                   ----------------------------------------
                                Robert B. Cavoto
                     Vice President, Chief Financial Officer